                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)            July 25, 2001


                           Commission File #0-18018



                             AEROVOX INCORPORATED
            (Exact name of registrant as specified in its charter)



            Delaware                                   76-0254329
-------------------------------                    -------------------
(State or other jurisdiction of                      (I.R.S.Employer
incorporation or organization)                     Identification No.)


              167 John Vertente Boulevard, New Bedford, MA  02745
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

                                (508) 994-9661
                         -----------------------------
                         Registrant's telephone number

ITEM 5. OTHER EVENTS

On June 6, 2001, Aerovox Incorporated ("the Company") filed a voluntary petition for bankruptcy protection, on behalf of its U.S. operation, under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Massachusetts, Eastern Division ("the Bankruptcy Court"). The Company's two foreign subsidiaries, BHC Aerovox Ltd., in Weymouth, England and Aerovox de Mexico, located in Juarez and Mexico City, Mexico, have not filed petitions for bankruptcy.

The Company is currently operating as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. Business operations will continue to be managed by the Company's directors and officers, subject to the supervision of the Bankruptcy Court.

Under applicable bankruptcy requirements and procedures, the Company prepares and files with the Bankruptcy Court monthly operating statements, including but not limited to the following items: (i) monthly reporting questionnaire; (ii) comparative balance sheets; (iii) summary of accounts receivable; (iv) schedule of post-petition liabilities; (v) income statements; and (vi) statement of sources and uses of cash (the "Monthly Bankruptcy Statements").

In light of the substantial expense and undue hardship that would be incurred by the Company in preparing quarterly and annual reports on Forms 10-Q and 10-K, respectively (the "Quarterly/Annual Reports"), and in consideration of the belief that the Monthly Bankruptcy Statements provide investors with timely and sufficient information, the Company requested on July 23, 2001 that the Commission issue a "no-action" letter, which would allow the Company to modify its periodic reporting practices as required under the Securities Exchange Act of 1934. At this time, the Company intends, in accordance with Exchange Act Release No. 9660 and Commission Staff Legal Bulletin No. 2, to cease filing Quarterly/Annual Reports with the Securities and Exchange Commission and instead will file the Monthly Bankruptcy Statements as exhibits to Current Reports on Form 8-K.

ITEM 7. EXHIBITS
(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits

 EXHIBIT NO.                                       Description
--------------  ----------------------------------------------------------------------------------
        99.1    Monthly Reporting Questionnaire for the Period June 7, 2001 - June 30, 2001
        99.2    Comparative Balance Sheets for the Period June 7, 2001 - June 30, 2001
        99.3    Summary of Accounts Receivable for the Period June 7, 2001 - June 30, 2001
        99.4    Schedule of Post-Petition Liabilities for the Month Ended June 30, 2001
        99.4.1  Post-Petition Liabilities Detail
        99.5    Income Statement for the Period June 7, 2001 - June 30, 2001
        99.6    Statement of Sources and Uses of Cash for the Period June 7, 2001 - June 30, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;


                               AEROVOX INCORPORATED


DATE    August 8, 2001         BY /s/ F. RANDAL HUNT
                               -------------------------------------------------
                               F. Randal Hunt
                               Senior Vice President and Chief Financial Officer